UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549
FORM 8-K CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report: (Date of earliest event reported): June 11, 2013
Nexstar Broadcasting Group, Inc. (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
Delaware (State or other jurisdiction of incorporation)	000-50478 (Commission File Number)	23-3083125 (IRS Employer Identification No.)
5215 N. O’Connor Blvd., Suite 1400 Irving, Texas 75039 (Address of Principal Executive Offices, including Zip Code)
(972) 373-8800 (Registrant’s Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The following matters were voted upon at the Annual Meeting of Stockholders of Nexstar Broadcasting Group, Inc. (the “Company”) held on June 11, 2013 and received the votes set forth below:

1.	All of the following persons nominated were elected to serve as Class I directors for a term of three years and received the number of votes set opposite their respective names:

	FOR:	WITHHELD:	BROKER NON-VOTES:
Brent Stone	49,422,646	11,744,646	3,440,547
Royce Yudkoff	53,340,085	7,827,207	3,440,547
Lisbeth McNabb	59,915,996	1,251,296	3,440,547

2.
A proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2013 received 64,273,052 votes FOR, 285,443 votes AGAINST and 49,344 abstentions.

3.
A proposal to approve, by non-binding vote, the compensation of the Company’s Named Executive Officers, as disclosed in the Company’s Proxy Statement, received 54,361,707 votes FOR, 6,491,406 votes AGAINST and 314,179 abstentions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXSTAR BROADCASTING GROUP, INC.

	By:	/s/ Thomas E. Carter
Date: June 13, 2013	Name:	Thomas E. Carter
	Title:	Chief Financial Officer